UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreements.

MM-1 Facility – Fourth Amendment to the Amended and Restated Loan and Servicing Agreement

On October 27, 2025, FS CREIT Finance MM-1 LLC (an indirectly wholly owned subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”)), as borrower, entered into a Fourth Amendment to the Amended and Restated Loan and Servicing Agreement, originally dated as of April 27, 2022, with Wells Fargo Bank, National Association, as administrative agent, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company, as lenders, and the other parties thereto. The amendment, among other things, (a) increases the maximum facility amount from $1,000,000,000 to $1,500,000,000, (b) reduces the applicable spread from 2.30% to 2.05%, (c) extends the scheduled maturity date from September 20, 2031 to September 17, 2034 and (d) provides for the financing of certain real estate owned assets. In connection therewith, the Company entered into a Guaranty Agreement pursuant to which the Company, as guarantor, guarantees the payment of certain obligations, provided that on any date of determination the maximum amount payable under the Guaranty Agreement will equal 25% of the full amount of the advances outstanding attributable to the real estate owned assets as of the date that the administrative agent or any other secured party first exercises remedies or otherwise makes a claim under the Guaranty Agreement.

The material terms of the Fourth Amendment to the Amended and Restated Loan and Servicing Agreement described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The material terms of the Guaranty Agreement described above are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amendment to Amended and Restated Loan and Servicing Agreement, dated as of October 27, 2025, by and among FS CREIT Finance MM-1 LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Barings Direct Investments LLC, FS CREIT Finance Holdings LLC and the other parties identified therein.

10.2	Guaranty Agreement, dated as of October 27, 2025, by FS Credit Real Estate Income Trust, Inc. in favor of Wells Fargo Bank, National Association, as the administrative agent, for the benefit of the Secured Parties (as defined in the Fourth Amendment to Amended and Restated Loan and Servicing Agreement).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: October 31, 2025	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary